Putnam
Michigan
Tax Exempt
Income Fund

ANNUAL REPORT
May 31, 1997

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Fund highlights

* Returns for Putnam Michigan Tax Exempt Income Fund's class A shares have consistently outperformed its Lipper category average. For periods ended June 30, 1997, Lipper Analytical Services ranked the fund's class A shares 5 out of 46 Michigan tax-exempt funds for one year, 11 out of 33 for 3 years and 4 out of 14 for five years. Class B shares ranked 18 out of 46 for one year and 26 out of 33 for three years. Class M shares ranked 8 out of 46 for one year and were not tracked for longer periods.*

* "Depending on your tax bracket, municipal bonds may offer juicier after-tax yields than Treasuries of comparable maturities."

                                    --  Money, May 1997

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

13 Portfolio holdings

16 Financial statements

  *Lipper Analytical Services, an independent research organization, ranks funds according to total return performance. Rankings vary over time and do not reflect the effects of sales charges. Past performance is not indicative of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Putnam Michigan Tax Exempt Income Fund began fiscal 1997 on a hopeful, yet cautious note in June 1996 after a somewhat tumultuous year for the municipal bond market. The hope was well warranted, as the market rallied in the fall. The caution was also well placed, for the rally ended abruptly in late winter, cut short by investor worries that inflation and interest rates would both rise in the wake of an economy still growing too fast.

From the vantage point of the fiscal year's close on May 31, 1997, we can see that the volatility, while somewhat nerve-racking for many investors, was unusually low by historical standards. By spring, even the Federal Reserve Board's increase in the federal funds rate in late March, the source of considerable earlier anxiety, caused little stir.

It is in these contexts that Fund Manager Leslie Burke discusses your fund's performance for the year just past and her view of its prospects for the year ahead. Her report begins on the following page.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
July 16, 1997



Report from the Fund Manager
Leslie J. Burke

A keen eye for opportunity and value, combined with a defensive investment posture powered Putnam Michigan Tax Exempt Income Fund's strong performance over the past year. For the 12 months ended May 31, 1997, your fund's class A shares produced a total return of 8.67% at net asset value (3.52% at public offering price). This placed the fund slightly ahead of its competitive benchmark, the Lehman Brothers Municipal Bond Index, which returned 8.29% over the same period. Full performance details on class B and class M shares and for other time periods can be found on page 8 of this report.

* MUNICIPAL BONDS DELIVER STRONG PERFORMANCE

The tax-exempt sector surpassed the expectations of many investors during the past 12 months. When the period began, municipal bond prices were recovering from concerns about the flat tax; and were still "cheap" compared to taxable alternatives. It was widely expected that increased supply and reduced demand would limit price appreciation in the coming months.

However, as the year progressed, conditions grew increasingly favorable. A combination of slower economic growth and low inflation provided a background conducive to fixed-income investments, and election-year uncertainties were resolved. Demand increased and municipal bond prices rose, outperforming comparable U.S. Treasuries.

Then, toward the end of 1996, the economy began to show signs of strength, which caused investor concerns about future inflation. These concerns were validated by the Federal Reserve Board in March 1997, when it increased the federal funds rate -- the rate at which banks lend to each other overnight.
As interest rates rose -- and the prices of fixed-income securities fell -- municipal bonds held their value better than their counterparts in the U.S. government securities sector. Their credit-driven characteristics helped to insulate tax-exempt bonds from changes in interest rates, while also providing investors with pockets of value and opportunity.

*DEFENSIVE FRAMEWORK FOCUSES ON INCOME

We continued to structure the portfolio defensively, a strategy that we believe enhanced total return. We reduced price volatility and emphasized income, in part by selling bonds with maturities in the 25- to 30-year range and reinvesting assets in bonds with 15- to 20-year maturities. Another key aspect to this strategy was to concentrate on high coupon bonds and high yields.

In our opinion, one of the year's best opportunities stemmed from bonds issued by the Commonwealth of Puerto Rico and its authorities. Since Puerto Rico debt is exempt from state, local, and city taxes, it offers the fund an attractive alternative to Michigan bonds, which were in thin supply. Puerto Rico officials accelerated their calendar for new bond issuance by bringing a supply of new bonds to market over a consecutive three-month period that historically was spread over a longer time span. The bulge in supply drove the yields on Puerto Rico bonds higher and provided investors with a greater selection of bonds with the coupon, maturity, and call features that we sought.

* HEALTH CARE CONTINUES TO PROVIDE A WEALTH OF OPPORTUNITY

Health-care and health-care-related bonds continued to play a dominant role in your fund's investment strategy. Opportunity in this sector remains credit-driven, often involving lower-rated issues that we expect to obtain improved ratings. This enables the fund to capture considerable yield and the potential for capital appreciation. Several of the fund's holdings merged with larger health-care providers over the past 12 months. We expect the new entities to be stronger credits and that the mergers could result in increased trading and balance sheet liquidity. In Detroit, Sinai Hospital, which represents over 3% of the fund, has announced that it is merging with the much larger Detroit Medical Center. In addition to our believing that there is a strong possibility of a credit upgrade from the merger alone, we expect that bond insurance could become available to Sinai Hospital or that the bonds could be prerefunded over time. In a prerefunding, the issuer floats a second bond to pay off an earlier one at its first call date. Proceeds from the new issue are invested in top-quality instruments, such as U.S. Treasuries, which are pledged to pay off the older debt. Because of the safety of principal represented by the pledged securities, a prerefunding improves the credit quality -- and often boosts the prices -- of the older bonds.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care                               22.3%

Water and sewerage                        14.5%

Education                                 12.6%

Utilities                                 10.3%

Transportation                             7.1%

Footnote reads:
*Based on net assets as of 5/31/97. Holdings will vary over time.

* OUTLOOK: CAUTIOUS ON RATES BUT POSITIVE ON CREDIT-DRIVEN OPPORTUNITY

We head into the fund's new fiscal year cautious about the direction of interest rates, but optimistic about the total return opportunities we believe undervalued securities can offer.

The strong performance logged by municipal bonds over the past year has made us cautious about their current valuation versus taxable alternatives. The tax-exempt sector began the year quite "cheap" in terms of relative value compared to the benchmark U.S. Treasuries, yet provided considerably less relative value by most measures at the end of the fiscal period. This could result in a period of adjustment for municipal bond prices while these two market sectors ease back into their more normal historical relationships. However, we believe that there are still many credit-driven situations that are undervalued and that can provide solid total returns.

We are also monitoring economic activity. Economic growth appears to have slowed dramatically during the second quarter, a phenomenon we believe is largely attributable to the fall-off in personal income late in 1996. Typically, changes in personal income will not affect economic activity for several months. We think the economy could strengthen later in 1997, however. Consumer confidence is at record highs. Consistent job creation has resulted in the lowest unemployment rate in nearly 25 years. The consumer appears to feel very comfortable spending money; since consumer spending accounts for two thirds of economic activity, we believe stronger growth could lie ahead. Historically, that has raised concerns about future inflation and led to higher interest rates. Price volatility, which has been abnormally low over the past 12 months, could also increase.

[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa                                   52.3%

Aa                                     2.6%

A                                      7.0%

Baa                                   25.5%

Ba                                     5.4%

B and under                            3.5%

VMIGI                                  3.7%

Footnote reads:
Based on percentage of market value as of 5/31/97. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

* MICHIGAN OPPORTUNITIES REMAIN A BRIGHT SPOT

While strength in the national economy has raised caution flags regarding the general direction of interest rates, it has benefited many credits in Michigan, particularly those of Detroit. The nation's economic strength has continued to fuel a full-fledged recovery of the state's largest city. Bonds associated with the city of Detroit and its authorities have gained greater liquidity and have enjoyed excellent price performance, relative to other credits.

We look forward to more opportunities like these. In combination with the fund's defensive posture, they should help insulate its investments from the rising interest rates and price fluctuations associated with changing economic conditions.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/97, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Michigan Tax Exempt Income Fund is designed for investors seeking a high level of current income free from federal and state income tax consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 5/31/97
                                Class A*         Class B          Class M
(inception date)               (10/23/89)       (7/15/93)        (4/17/95)
                              NAV     POP      NAV     CDSC     NAV     POP
------------------------------------------------------------------------------
1 year                       8.67%    3.52%    7.99%   2.99%   8.36%   4.81%
------------------------------------------------------------------------------
5 years                     38.90    32.29    34.22   32.22   36.63   32.17
Annual average               6.79     5.76     6.06    5.74    6.44    5.74
------------------------------------------------------------------------------
Life of fund                70.84    62.78    61.47   61.47   65.83   60.49

Annual average               7.30     6.62     6.51    6.51    6.88    6.42
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/97
                                           Lehman Bros.         Consumer
                                      Municipal Bond Index     Price Index
------------------------------------------------------------------------------
1 year                                        8.29%                2.23%
------------------------------------------------------------------------------
5 years                                      41.80                14.60
Annual average                                7.24                 2.76
------------------------------------------------------------------------------
Life of fund                                 79.18                27.47
Annual average                                8.00                 3.25
------------------------------------------------------------------------------
Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% for class A shares and 3.25% for class M shares.
One-, five-, and ten-year and life-of-fund returns for class B shares reflect the applicable contingent deferred sales charges (CDSC), which is 5% in the first year, declines each year to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating costs applicable to such shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*Returns shown for class A shares have not been adjusted to reflect payments under the class A distribution plan prior to its implementation.

[GRAPHIC OMITTED: horizontal bar chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT*

Cumulative total return of a $10,000 investment since 10/23/89

            Fund's
            Class A   Lehman Bros.  Consumer
            shares     Municipal     Price
  Date      at POP    Bond Index     Index
--------    -------   -----------   --------
10/23/89      9525       10000        10000
5/31/90       9831       10453        10287
5/31/91      10630       11506        10796
5/31/92      11720       12636        11123
5/31/93      13171       14148        11481
5/31/94      14438       14497        11744
5/31/95      14438       15822        12118
5/31/96      14981       16545        12468
5/31/97      16278       17918        12747

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $16,147 on 5/31/97 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $16,583 ($16,049 at public offering price). See first page of performance section for performance calculation method.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 5/31/97

                                Class A          Class B           Class M
------------------------------------------------------------------------------
Distributions (number)             12                12                12
------------------------------------------------------------------------------
Income                        $0.480692         $0.423135         $0.455340
------------------------------------------------------------------------------
Capital gains1                       --                --                --
------------------------------------------------------------------------------
   Total                      $0.480692         $0.423135         $0.455340
------------------------------------------------------------------------------
Share value:                 NAV     POP            NAV          NAV     POP
------------------------------------------------------------------------------
5/31/96                   $8.85   $9.29           $8.84         $8.85   $9.15
------------------------------------------------------------------------------
5/31/97                    9.12    9.57            9.11          9.12    9.43
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate2      5.36%   5.11%           4.72%         5.07%   4.90%
------------------------------------------------------------------------------
Taxable equivalent3         9.28    8.85            8.17          8.78    8.49
------------------------------------------------------------------------------
Current 30-day SEC yield4   5.17    4.93            4.53          4.89    4.73
------------------------------------------------------------------------------
Taxable equivalent3         8.95    8.54            7.85          8.47    8.19
------------------------------------------------------------------------------
1Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3Assumes maximum 42.26% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 6/30/97
(most recent calendar quarter)
                                  Class A         Class B         Class M
(inception date)                 (10/23/89)      (7/15/93)       (4/17/95)
                                NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year                         8.21%   3.12%   7.57%   2.57%   7.93%   4.41%
------------------------------------------------------------------------------
5 years                       37.74   31.24   33.06   31.06   35.48   31.11
Annual average                 6.61    5.59    5.88    5.56    6.26    5.57
------------------------------------------------------------------------------
Life of fund                  72.23   64.11   62.76   62.76   67.17   61.78
Annual average                 7.33    6.65    6.54    6.54    6.91    6.46
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. See first page of performance section for performance calculation method.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



Report of independent accountants
For the fiscal year ended May 31, 1997

To the Trustees and Shareholders of
Putnam Michigan Tax Exempt Income Fund

We have audited the accompanying statement of assets and liabilities of Putnam Michigan Tax Exempt Income Fund, including the portfolio of investments owned, as of May 31, 1997, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits providea reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Michigan Tax Exempt Income Fund as of May 31, 1997, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                     Coopers & Lybrand L.L.P.
Boston, Massachusetts
July 10, 1997



Portfolio of investments owned
May 31, 1997

Key to Abbreviations
AMBAC       -- AMBAC Indemnity Corporation
FGIC        -- Financial Guaranty Insurance Company
FNMA Coll.  -- Federal National Mortgage Association Collateralized
FSA         -- Financial Security Assurance
G.O. Bonds  -- General Obligation Bonds
IFB         -- Inverse Floating Rate Bonds
MBIA        -- Municipal Bond Investors Assurance Corporation
VRDN        -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (98.1%) *
PRINICPAL AMOUNT                                                               RATINGS**               VALUE

Michigan (86.1%)
------------------------------------------------------------------------------------------------------------
     $5,500,000  Battle Creek, Downtown Dev. Auth. Tax
                   Increment Rev. Bonds, 7.65s, 5/1/22                         BBB            $    6,366,250
      2,000,000  Battle Creek, Tax Increment Fin. Auth. Rev.
                   Bonds, 7.1s, 5/1/10                                         A                   2,225,000
      3,000,000  Cornell Township, Econ. Dev. Corp. VRDN
                   (Escabana Paper Co.), 3.95s, 11/1/16                        VMIG1               3,000,000
                 Detroit, G.O. Bonds
      2,475,000    Ser. B, 7s, 4/1/04                                          Baa                 2,710,125
      4,875,000    Ser. A, 6.8s, 4/1/15                                        Aaa                 5,527,031
                 Detroit, City School Dist. G.O. Bonds,
                   Ser. A, AMBAC
      1,500,000    6 1/2s, 5/1/11                                              Aaa                 1,674,375
      2,455,000    6 1/2s, 5/1/09                                              Aaa                 2,743,463
      1,160,000  Detroit, Loc. Dev. Fin. Auth. Tax Increment
                   Rev. Bonds, Ser. A, 9.5s, 5/1/21                            BBB/P               1,418,100
                 Detroit, Wtr. Supply Syst. IFB, FGIC
      7,000,000    8.562s, 7/1/22 (Prerefunded)                                Aaa                 8,216,250
      1,500,000    8.562s, 7/1/22                                              Aaa                 1,623,750
                 Detroit, Wtr. Supply Syst. Rev. Bonds, MBIA
      1,750,000    7 7/8s, 7/1/19 #                                            Aaa                 1,853,530
      3,380,000    Second Lien, Ser. A, 5.4s, 7/1/11                           Aaa                 3,409,575
      4,700,000  Dickinson Cnty., Hosp. Rev. Bonds
                   (Memorial Hosp. Syst.), 8 1/8s, 11/1/24                     BBB                 5,175,875
                 Flint, Hosp. Bldg. Auth. Rev. Bonds
                   (Hurley Med. Ctr.)
      2,000,000    7.8s, 7/1/14                                                Baa                 2,150,000
        630,000    Ser. A, 6s, 7/1/06                                          Baa                   631,575
      2,500,000  Grand Ledge, Pub. School Dist. G.O. Bonds,
                   MBIA, 5 3/8s, 5/1/24                                        Aaa                 2,390,625
      1,550,000  Grand Rapids, Cmnty. College G.O. Bonds,
                   MBIA, 5 3/8s, 5/1/19                                        Aaa                 1,503,500
      1,000,000  Grand Rapids, Hsg. Fin. Auth. Multi-Fam.
                   Rev. Bonds, Ser. A, FNMA Coll., 7 5/8s, 9/1/23              AAA                 1,082,500
      3,000,000  Greater Detroit, Res. Rcvy. Auth. Rev. Bonds,
                   Ser. A, AMBAC, 6 1/4s, 12/13/06                             Aaa                 3,277,500
      2,280,000  Holland, Area Cmnty. Swimming Pool Auth.
                   G.O. Bonds, FGIC, 5 1/8s, 5/1/19                            Aaa                 2,143,200
      3,500,000  Kalamazoo, Hosp. Fin. Auth. Fac. IFB, FGIC,
                   6.409s, 6/1/11                                              Aaa                 3,307,500
      3,840,000  MI Muni. Board Auth. State Revolving Rev.
                   Bonds, 6 1/2s, 10/1/17                                      Aa                  4,286,400
      8,000,000  MI State Bldg. Auth. Rev. Bonds, Ser. I, AMBAC,
                   6 1/2s, 10/1/07                                             Aaa                 8,940,000
      2,000,000  MI State Hosp. Fin. Auth. Adj. Rate Rev.
                   Bonds (Detroit-Macomb Hosp. Corp.),
                   Ser. A, 7.4s, 6/1/13                                        BB                  2,015,000
                 MI State Hosp. Fin. Auth. Rev. Bonds
        920,000    (Garden City Hosp.), 8 1/2s, 9/1/17                         Ba                    991,300
        460,000    (Garden City Hosp.), 8 1/2s, 9/1/17
                   (Prerefunded)                                               AAA/P                 537,050
      1,300,000    (Metropolitan Hosp.), Ser. B, 8 1/8s, 7/1/18                AAA/P               1,433,250
      1,350,000    (Detroit-Macomb Hosp. Corp), Ser. A, 7s,
                   6/1/15                                                      BB                  1,350,675
      4,500,000    (Sinai Hosp.), 6.7s, 1/1/26                                 Baa                 4,663,125
      2,000,000    (Sinai Hosp.), 6 5/8s, 1/1/16                               Baa                 2,067,500
      2,000,000    (Presbyterian Villages), 6 1/2s, 1/1/25                     BBB/P               2,030,000
      2,000,000    (Presbyterian Villages), 6.4s, 1/1/15                       BBB/P               2,030,000
      2,500,000  MI State Hsg. Dev. Auth. Multi-Fam. Rev. Bonds,
                   Ser. A, FGIC, 8 3/8s, 7/1/19                                Aaa                 2,579,650
                 MI State Hsg. Dev. Auth. Rental Hsg. Rev. Bonds
      1,600,000    Ser. A, FSA, 7.55s, 4/1/23                                  Aaa                 1,714,000
      2,900,000    Ser. B, AMBAC, 6 3/4s, 10/1/12                              Aaa                 2,635,375
        195,000  MI State Hsg. Dev. Auth. Single Fam. Mtge. Rev.
                   Bonds, Ser. A, 7.55s, 12/1/14                               Aa                    201,825
      1,900,000  MI State Job Dev. Auth. VRDN, 4.1s, 12/1/14                   VMIG1               1,900,000
      2,500,000  MI State Stragetic Fund Solid Waste Disp. Rev.
                   Bonds (SD Warren Co.), Ser. C, 7 3/8s,
                   1/15/22                                                     BB/P                2,653,125
                 MI State Strategic Fund Ltd. Oblig. Rev. Bonds
      2,870,000    (Arbor Model & Tooling), 10 1/4s, 9/15/19                   B/P                 3,036,259
      3,600,000    (Mercy Svcs. for Aging), 9.4s, 5/15/20                      BBB/P               4,072,500
      3,825,000    (Env. Research), 8 1/8s, 10/1/14                            A/P                 4,174,031
      3,150,000    (Ford Motor Co.), Ser. A, 7.1s, 2/1/06                      A                   3,606,750
      1,500,000    (Detroit Edison), Ser. BB, AMBAC, 7s, 5/1/21                Aaa                 1,788,750
      5,000,000  Pontiac Hosp. Fin. Auth. Rev. Bonds, 6s, 8/1/23               Baa                 4,712,500
      2,430,000  Tawas City Hosp. Fin. Auth. Rev. Bonds
                   (St. Joseph's Hosp.), Ser. A, 8 1/2s, 3/15/12               BB/P                2,508,295
      3,375,000  Thornapple Kellogg, School Dist. G.O. Bonds,
                   FGIC, 5 3/8s, 5/1/22                                        Aaa                 3,252,656
                 Waterford, Econ. Dev. Corp. Rev. Bonds
                   (Canterbury Hlth. Care)
      1,500,000    8 3/8s, 7/1/23                                              B/P                 1,561,875
      1,485,000    8s, 7/1/08                                                  B/P                 1,536,975
      2,000,000  Wayland, Uni. School Dist. Rev. Bonds,
                   FGIC, 8s, 5/1/10                                            Aaa                 2,517,500
      2,405,000  Wayne Cnty., Bldg. Auth. G.O. Bonds, Ser. A,
                   MBIA, 6s, 6/1/08                                            Aaa                 2,570,344
      2,000,000  Western MI Univ. Rev. Bonds, Ser. A, FGIC,
                    5s, 7/15/21                                                Aaa                 1,807,500
      6,000,000  Western Township, Util. Auth. Swr. Disp. Syst.
                   Rev. Bonds, 8.2s, 1/1/18                                    BBB                 6,405,000
      1,575,000  Wyandotte Elec. Rev. Bonds, AMBAC,
                   7 7/8s, 10/1/17                                             Aaa                 1,626,707
      3,200,000  Wyandotte, Elec. Rev. Bonds, MBIA, 6 1/4s, 10/1/17            Aaa                 3,388,000
                                                                                              --------------
                                                                                                 153,023,641

Puerto Rico (12.0%)
------------------------------------------------------------------------------------------------------------
      1,500,000  Cmnwlth. of PR, Govt. Dev. Bank VRDN,
                   3.55s, 12/1/15                                              VMIG1               1,500,000
                 Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
      2,000,000    Ser. Y, 6 1/4s, 7/1/13                                      A                   2,172,500
      2,835,000    Ser. Z, MBIA, 6 1/4s, 7/1/11                                Aaa                 3,143,306
      2,250,000    Ser. Y, MBIA, 5 1/2s, 7/1/26                                Aaa                 2,227,500
                 PR Elec. Pwr. Auth. Rev. Bonds
      3,000,000    Ser. X, MBIA, 6s, 7/1/15                                    Aaa                 3,116,250
      7,255,000    Ser. Z, MBIA, 5 1/4s, 7/1/21                                Aaa                 6,928,525
      2,100,000  PR, Pub. Bldg. Auth. Fac. Rev. Bonds, Ser. A,
                   AMBAC, 6 1/4s, 7/1/14                                       Aaa                 2,323,125
                                                                                              --------------
                                                                                              $   21,411,206
------------------------------------------------------------------------------------------------------------
                 Total Municipal Bonds and Notes
                   (cost $168,429,177) ***                                                    $  174,434,847
------------------------------------------------------------------------------------------------------------

  * Percentages indicated are based on net assets of $177,798,245.

 ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 1997 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 1997 Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

*** The aggregate identified cost on a tax basis is $168,429,177, resulting in gross unrealized appreciation and depreciation of $6,772,280 and $766,610, respectively, or net unrealized appreciation of $6,005,670.

  # A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 1997.

    The rates shown on IFBs, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at May 31, 1997.

    The fund had the following industry group concentrations greater than 10% at May 31, 1997 (as a percentage of net assets):

          Health care          22.3%
          Water & Sewer        14.5
          Education            12.6
          Utilities            10.3

    The fund had the following insurance concentrations greater than 10% at May 31, 1997 (as a percentage of net assets):

          MBIA                    17.2%
          FGIC                    14.3
          AMBAC                   14.1



----------------------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 1997
                                                Aggregate
                                     Total         Face       Expiration     Unrealized
                                     Value         Value         Date       Depreciation
----------------------------------------------------------------------------------------
U.S. Muni Index
Future (Short)                    $7,137,000    $6,942,937     Jun-97       $(194,063)
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
May 31, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $168,429,177) (Note 1)                                                $174,434,847
---------------------------------------------------------------------------------------------------
Cash                                                                                        908,314
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                            2,991,780
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                      371,285
---------------------------------------------------------------------------------------------------
Total assets                                                                            178,706,226

Liabilities
---------------------------------------------------------------------------------------------------
Payable for variation margin                                                                 19,063
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                       470,412
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                   35,053
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                264,200
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   20,895
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                                5,610
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,156
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                       72,168
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       19,424
---------------------------------------------------------------------------------------------------
Total liabilities                                                                           907,981
---------------------------------------------------------------------------------------------------
Net assets                                                                             $177,798,245

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                        $172,161,667
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                 91,952
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments
(Note 1)                                                                                   (266,981)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                5,811,607
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                             $177,798,245

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($142,037,857 divided by 15,566,314 shares)                                                   $9.12
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.12)*                                        $9.57
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($35,041,298 divided by 3,845,369 shares)+                                                    $9.11
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($719,090 divided by 78,822 shares)                                                           $9.12
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.12)**                                       $9.43
---------------------------------------------------------------------------------------------------
 * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.
 + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended May 31,1997

Tax exempt interest income:                                                            $10,819,985
--------------------------------------------------------------------------------------------------

Expenses:
Compensation of Manager (Note 2)                                                         1,041,555
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             194,126
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                          17,156
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             6,908
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                      281,020
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                      273,633
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                        3,303
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     22,164
--------------------------------------------------------------------------------------------------
Registration fees                                                                            5,307
--------------------------------------------------------------------------------------------------
Auditing                                                                                    27,213
--------------------------------------------------------------------------------------------------
Legal                                                                                       22,056
--------------------------------------------------------------------------------------------------
Postage                                                                                     21,977
--------------------------------------------------------------------------------------------------
Other                                                                                       20,102
--------------------------------------------------------------------------------------------------
Total expenses                                                                           1,936,520
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (168,645)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             1,767,875
--------------------------------------------------------------------------------------------------
Net investment income                                                                    9,052,110
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                           545,897
--------------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                            554,936
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the year                   4,120,815
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                  5,221,648
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $14,273,758
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                            Year ended May 31
                                                                                 -------------------------------------
                                                                                            1997               1996
----------------------------------------------------------------------------------------------------------------------

Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                 $   9,052,110      $   8,755,309
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                          1,100,833          1,753,438
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) of investments                                                             4,120,815         (4,781,877)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     14,273,758          5,726,870
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income
Class A                                                                                  (7,517,724)        (7,598,988)
----------------------------------------------------------------------------------------------------------------------
Class B                                                                                  (1,498,538)        (1,242,161)
----------------------------------------------------------------------------------------------------------------------
Class M                                                                                     (33,100)           (15,675)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                         4,254,756         14,248,432
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                              9,479,152         11,118,478

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                       168,319,093        157,200,615
----------------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $91,952 and $85,347, respectively)                                           $177,798,245       $168,319,093
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
Per-share
operating performance                                                            Year ended May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                      1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                   $8.85            $9.01            $8.90            $9.30            $8.80
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                   .48              .49              .52              .52              .55
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                              .27             (.16)             .11             (.32)             .52
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                   .75              .33              .63              .20             1.07
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                      (.48)            (.49)            (.52)            (.52)            (.56)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                           --               --               --             (.03)            (.01)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net gain
on investments                                           --               --               --             (.05)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    (.48)            (.49)            (.52)            (.60)            (.57)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                         $9.12            $8.85            $9.01            $8.90            $9.30
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                              8.67             3.76             7.45             2.03            12.38
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                     $142,038         $138,390         $136,010         $128,921         $113,074
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                               .99             1.00              .95              .99             1.04
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                              5.33             5.42             6.03             5.58             6.04
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                55.30           139.08            82.91            41.77            15.89
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements.  Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.





Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                For the period
Per-share                                                                                                       July 15, 1993+
operating performance                                                           Year ended May 31                  to May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                  $8.84            $9.00            $8.90            $9.43
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .43              .43              .47              .41
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                             .26             (.16)             .10             (.46)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                  .69              .27              .57             (.05)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.42)            (.43)            (.47)            (.40)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                          --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net gain
on investments                                                          --               --               --             (.08)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.42)            (.43)            (.47)            (.48)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                        $9.11            $8.84            $9.00            $8.90
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                             7.99             3.05             6.72             (.68)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                     $35,041          $29,371          $21,071          $10,251
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                             1.64             1.65             1.59             1.42*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             4.68             4.74             5.31             4.25*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               55.30           139.08            82.91            41.77
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements.  Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.





Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                      April 17, 1995+
operating performance                                                                    Year ended May 31         to May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                   $8.85            $9.00            $8.80
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   .46              .47              .05(c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                              .27             (.16)             .21
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                   .73              .31              .26
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                      (.46)            (.46)            (.06)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                           --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net gain
on investments                                                                           --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (.46)            (.46)            (.06)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                         $9.12            $8.85            $9.00
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                                              8.36             3.53             2.03*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                         $719             $558             $119
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                              1.29             1.28              .20*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                              5.01             5.06              .84*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                55.30           139.08            82.91
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements.  Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
May 31, 1997

Note 1
Significant accounting policies

Putnam Michigan Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Michigan personal income tax as Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a portfolio of Michigan tax-exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75 %. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

E) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized gains and losses on certain futures contracts, market discount, and capital loss carryover. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 1997, the fund reclassified $3,857 to increase undistributed net investment income and $3,857 to increase accumulated net realized loss on investments. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue discount bonds are accreted according to the effective yield method.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.340% of the next $5 billion, and 0.330% thereafter. Prior to September 20, 1996, any amount over $1.5 billion was based on 0.40%.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended May 31, 1997, fund expenses were reduced by $168,645 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $390 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended May 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $19,220 and $353 from the sale of class A and class M shares, respectively and $70,002 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended May 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received no monies on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended May 31, 1997, purchases and sales of investment securities other than short-term investments aggregated $97,484,158 and $89,830,894, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At May 31, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Year ended
                                          May 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,554,057      $14,093,983
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       498,060        4,496,668
------------------------------------------------------------
                                  2,052,117       18,590,651

Shares
repurchased                      (2,119,942)     (19,185,096)
------------------------------------------------------------
Net decrease                        (67,825)    $  (594,445)
------------------------------------------------------------

                                           Year ended
                                          May 31, 1996
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,790,658      $16,179,778
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       521,536        4,702,178
------------------------------------------------------------
                                  2,312,194       20,881,956

Shares
repurchased                      (1,767,677)     (15,933,085)
------------------------------------------------------------
Net increase                        544,517      $ 4,948,871
------------------------------------------------------------

                                           Year ended
                                          May 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                         886,312       $8,014,260
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       109,239          985,338
------------------------------------------------------------
                                    995,551        8,999,598

Shares
repurchased                        (474,195)      (4,289,246)
------------------------------------------------------------
Net increase                        521,356      $ 4,710,352
------------------------------------------------------------

                                           Year ended
                                          May 31, 1996
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,169,338      $10,523,158
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        90,726          816,160
------------------------------------------------------------
                                  1,260,064       11,339,318

Shares
repurchased                        (277,570)      (2,492,726)
------------------------------------------------------------
Net increase                        982,494      $ 8,846,592
------------------------------------------------------------

                                           Year ended
                                          May 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                          35,702         $320,107
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         2,074           18,728
------------------------------------------------------------
                                     37,776          338,835

Shares
repurchased                         (22,054)        (199,986)
------------------------------------------------------------
Net increase                         15,722         $138,849
------------------------------------------------------------

                                           Year ended
                                          May 31, 1996
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                          51,346         $466,168
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         1,184           10,679
------------------------------------------------------------
                                     52,530          476,847

Shares
repurchased                          (2,683)         (23,878)
------------------------------------------------------------
Net increase                         49,847         $452,969
------------------------------------------------------------



Federal tax information
(Unaudited)

The fund has designated 99.42% of dividends paid from net investemnt income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 1998 will show the tax status of all distributions paid to your account in calendar 1997.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Leslie J. Burke
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Michigan Tax Exempt Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

34412-846/237/126     7/97